UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934 Date of Report: July 31, 1995

First Financial Bancorp
(Exact name of registrant as specified in its charter)

Commission File Number: 0-12499

California (State or other jurisdiction of incorporation or organization)

94-28222858
(I.R.S. Employer Identification No.)

701 South Ham Lane, Lodi, California (Address of principal executive offices)

95242 (Zip Code)

(209) 367-2000 (Registrant's telephone number, including area code)

NA (Former name or if changed since last report.)

ITEM 5.  OTHER EVENTS

CASH DIVIDEND

Please refer to Exhibit 99 which contains the First Financial Bancorp press release regarding a cash dividend and earnings for the quarter ended
June 30, 1995.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:
(99)  Press release dated July 31, 1995

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Financial Bancorp

Date July 31, 1995 /s/ David M. Philipp
David M. Philipp
Senior Vice-President & CFO
Corporate Secretary